UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 26, 2007

Boston Financial Qualified Housing Tax Credits L.P. IV, A Limited Partnership
(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation)	0-19765 (Commission File Number)	04-3044617 (IRS Employer Identification No.)
101 Arch Street Boston, Massachusetts 02110-1106 (Address of principal executive offices)(Zip Code)
Registrant's telephone number, including area code: (617) 439-3911

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☒	Soliciting material pursuant to Rule 14a-12 of the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Section 8 - Other Events

Item 8.01. Other Events

On October 26, 2007, Boston Financial Qualified Housing Tax Credits L.P. IV, a Massachusetts limited partnership (the “Partnership”), mailed a letter to all of its limited partners which, among other things, discusses the Partnership’s views with respect to a tender offer being conducted by a limited partner of the Partnership. A copy of the letter is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

The Partnership is also in the process of making a distribution of $226.00 per unit to each holder of Partnership units. The form of letter that the Partnership is sending with such distribution is being filed as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference in its entirety.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Number

	99.1	Letter to limited partners dated October 26, 2007 (regarding tender offer).
	99.2	Letter to limited partners dated October 26, 2007 (regarding distribution).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON FINANCIAL QUALIFIED HOUSING TAX CREDITS L.P. IV, A LIMITED PARTNERSHIP (Registrant) By: Arch Street VIII, Inc., its Managing General Partner
Date: October 26, 2007	By: :	/s/ Michael H. Gladstone Michael H. Gladstone Vice President and Clerk

Exhibit Index

Exhibit Number	Exhibit Name

99.1	Letter to limited partners dated October 26, 2007 (regarding tender offer).
99.2	Letter to limited partners dated October 26, 2007 (regarding distribution).